POWER OF ATTORNEY


I, the undersigned officer of Connecticut General Life Insurance
Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or N-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 28th day of February, 2003.


Signature

/s/ Bach Mai Thi Thai
Bach Mai Thi Thai

POWER OF ATTORNEY


I, the undersigned officer and director of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or N-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 28th day of February, 2003.


Signature

/s/ David M. Cordani
David M. Cordani

POWER OF ATTORNEY


I, the undersigned director of Connecticut General Life Insurance
Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or N-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 25th day of February, 2003.


Signature

/s/ David P. Marks
David P. Marks

POWER OF ATTORNEY


I, the undersigned director of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or N-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 24th day of February, 2003.


Signature

/s/ Mary E. O'Brien
Mary E. O'Brien

POWER OF ATTORNEY


I, the undersigned officer and director of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or N-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 24th day of February, 2003.


Signature

/s/ Patrick E. Welch
Patrick E. Welch

POWER OF ATTORNEY


I, the undersigned director of Connecticut General Life Insurance Company, hereby constitute and appoint Michael A. James and Walter E. Heindl, and each of them individually, my true and lawful attorney, with full power to them and to each of them to sign for me and in my name and in my capacity as director of Connecticut General Life Insurance Company, any and all Registration Statements on Form N-8B-2 or N-6 on behalf of the Company in the name of one of its Separate Accounts filed with the Securities and Exchange Commission under the Securities Act of 1933, and such other documentation as may be required to obtain the necessary approvals of products from the Separate Account, hereby ratifying and confirming my signature as it may be signed by my attorneys to said Registration Statement and documentation.

Witness my hand and common seal on this 24th day of February, 2003.


Signature

/s/ Scott Storrer
Scott Storrer